Exhibit 21.1

Prudential Financial, Inc. Subsidiary List	Jurisdiction Code
Castle Peak Investments (Cayman) Limited	Cayman Islands
Castle Peak Issuer (Hong Kong) Limited	Hong Kong
Castle Peak Management (Hong Kong) Limited	Hong Kong
Commerce Street Investments, LLC	Delaware
Commercial Finance EFD 2002-I, LLC	Delaware
Ferry Street I LLC	Delaware
PAR III Holdings, LLC	Delaware
Prudential Arizona Reinsurance III Company	Arizona
Pramerica of Bermuda Life Assurance Company, Ltd.	Bermuda
Pruco Assignment Corporation	Barbados
Pruco Reinsurance Ltd.	Bermuda
PRUCO, LLC	New Jersey
Prudential Capital and Investment Services, LLC	Delaware
Broome Street Holdings, LLC	Delaware
Braeloch Successor Corporation	Delaware
Braeloch Holdings Inc.	Delaware
Graham Resources, Inc.	Delaware
Graham Energy, Ltd.	Louisiana
Graham Exploration, Ltd.	Louisiana
Graham Royalty, Ltd.	Louisiana
Prudential Equity Group, LLC	Delaware
Bache Equities Limited	United Kingdom
Prudential Securities Credit Corp., LLC	Delaware
TGH Records, LLC	Delaware
Prudential Securities Municipal Derivatives, Inc.	Delaware
Prudential Securities Secured Financing Corporation	Delaware
Prudential Securities Structured Assets, Inc.	Delaware
Prudential-Bache Properties, Inc.	Delaware
Prudential P&C Holdings, LLC	Delaware
Prudential P&C Holdings NJ, LLC	Delaware
Prudential Property and Casualty General Agency, Inc.	Texas
Prudential Annuities Holding Company, Inc.	Delaware
Prudential Annuities, Inc.	Delaware
AST Investment Services, Inc.	Connecticut
Prudential Annuities Advisory Services, Inc.	Delaware
Prudential Annuities Distributors, Inc.	Delaware
Prudential Annuities Information Services & Technology Corporation	Delaware
Prudential Annuities Life Assurance Corporation	Connecticut
PALAC Realty Investments, LLC	Delaware
Prudential Asset Management Holding Company LLC	Delaware
PIFM Holdco, LLC	Delaware
Prudential Investment Management Services LLC	Delaware
Prudential Investments LLC	New York
Prudential Mutual Fund Services LLC	New York
PIM Global Financial Strategies, Inc.	New Jersey
PIM Investments, Inc.	Delaware
PIM Foreign Investments, Inc.	Delaware
China Homes Limited	Bermuda
PGA Asian Retail Limited	Bermuda
PIM UK Investments Limited	United Kingdom
PGA European Limited	Bermuda
PREI International, Inc.	Delaware
PIM Warehouse, Inc.	Delaware
LMN Portfolio Company, Inc.	Delaware
PIM Global Investments Limited	United Kingdom
PMCC Holding Company	New Jersey
Prudential Mortgage Capital Company, LLC	Delaware
Capital Agricultural Property Services, Inc.	Delaware
Prudential Agricultural Credit, Inc.	Tennessee
Prudential Asset Resources, Inc.	Delaware
Prudential MC Asset Holding Company, LLC	Delaware
Prudential Mortgage Asset Holding 1 Japan	Japan
Prudential Mortgage Capital Asset Holding Company, LLC	Delaware
Prudential Mortgage Capital Company I, LLC	Delaware
Prudential Mortgage Capital Company II, LLC	Delaware
Prudential Mortgage Capital Funding, LLC	Delaware
PMCF Holdings, LLC	Delaware
PMCF Properties, LLC	Delaware
Prudential Mortgage SL, LLC	Delaware
Prudential Mortgage Capital Holdings Corporation	Delaware
Prudential Affordable Mortgage Company	Delaware
Prudential Multifamily Mortgage, Inc.	Delaware
Prudential Huntoon Paige Associates, Ltd.	Delaware
The Robert C. Wilson Company	Texas
WMF CommQuote, Inc.	Delaware
Prudential Investment Management, Inc.	New Jersey
Commerce Street Holdings, LLC	Delaware
Columbus Drive Partners, L.P.	Delaware
Prudential Capital Partners Management Fund III, L.P.	Delaware
CRC Series B, LP	Delaware
GRA (Bermuda) GP Limited	Bermuda
Jennison Associates LLC	Delaware
Mulberry Street Holdings, LLC	Delaware
Prudential Capital Partners Management Fund II, L.P.	Delaware
Stetson Street Partners, L.P.	Delaware
PGR Advisors I, Inc.	Delaware
GRA (Bermuda) Limited	Bermuda
Pramerica Real Estate Investors (Asia) Pte. Ltd.	Singapore
Prudential Real Estate Investors Investimentos Imobiliarios Ltda.	Brazil
Prudential Real Estate Investors, S. de R.L. de C.V.	Mexico
Pramerica Financial Limited	United Kingdom
Pramerica (GP) Limited	United Kingdom
Pramerica Real Estate Investment Clubs Limited Partnership	United Kingdom
Pramerica (GP2) Limited	United Kingdom
Pramerica Real Estate Investment Clubs (Scotland) Limited Partnership	Scotland
Preco III (Scotland) Limited Partnership	Scotland
Preco IV (Scotland) Limited Partnership	Scotland
Pramerica FL Limited	United Kingdom
Pramerica Real Estate Investors Limited	United Kingdom
Pramerica Investment Management Limited	United Kingdom
PRICOA Capital Group Limited	United Kingdom
PRICOA Capital Management Limited	United Kingdom
PRICOA General Partner II (Co-Investment) Limited	United Kingdom

PRICOA General Partner II Limited	Scotland
PRICOA Scottish General Partner II L.P.	Scotland
PRICOA General Partner Limited	Scotland
PRICOA Scottish General Partner LP	Scotland
PRICOA Management Partner Limited	England
Pramerica Fixed Income (Asia) Limited	Singapore
Pramerica Real Estate Investors (Luxembourg) S.A.	Luxembourg
Pru Fixed Income Emerging Markets Partners I LLC	Delaware
PREI Acquisition I, Inc.	Delaware
Pramerica Property Funds AG	Germany
PREI Acquisition II, Inc.	Delaware
Pramerica Real Estate Investors (Deutschland) GmbH	Germany
TMW Real Estate Group, LLC	Delaware
Pru Alpha Partners I, LLC	Delaware
Prudential Asset Sales and Syndications, Inc.	Delaware
Prudential Capital Group, L.P.	Delaware
Prudential Capital Partners Management Fund, L.P.	Delaware
Prudential Home Building Investors, Inc.	New Jersey
Prudential Latin American Investments, Ltd.	Cayman Islands
Prudential New Issue TALF Partners I, LLC	Delaware
Prudential Private Placement Investors L.P.	Delaware
Prudential Private Placement Investors, Inc.	New Jersey
Prudential Real Estate Investors (Japan) K. K.	Japan
Prudential Trust Company	Pennsylvania
PTC Services, Inc.	New Jersey
Quantitative Management Associates LLC	New Jersey
SMP Holdings, Inc.	Delaware
TMW Weltfonds Canada 1 (GP) Inc.	Ontario, Canada
TRGOAG Company, Inc.	Delaware
Prudential Financial, Inc. Nonqualified Retirement Plan Trust	New Jersey
Prudential Holdings, LLC	New Jersey
The Prudential Insurance Company of America	New Jersey
745 Property Investments	Massachusetts
ARL Holdings, Inc.	Delaware
Asian Infrastructure Mezzanine Capital Fund	Cayman Islands
Beagle Assets LLC	Delaware
Campus Drive, LLC	Delaware
Colico II, Inc.	Delaware
COLICO, INC.	Delaware
Cottage Street Investments LLC	Delaware
Cottage Street Orbit Acquisition, LLC	Delaware
Dryden Finance II, LLC	Delaware
Dryden Finance, Inc.	Delaware
Edison Place Senior Note LLC	Delaware
Finsbury Circus Limited	Cayman Islands
Flor-Ag Corporation	Florida
Gateway CDE LLC	Delaware
Gateway Sub-CDE I, LLC	Delaware
Gateway Sub-CDE II, LLC	Delaware
Gateway Sub-CDE III, LLC	Delaware
Gibraltar Properties, Inc.	Delaware
Halsey Street Investments LLC	Delaware
PAMA Fund I Parallel Investment, LLC	Delaware
Park Place Commerce Investments Corporation	Delaware
PGA Asian Holdings Ltd.	Bermuda
PIC Realty Corporation	Delaware
Luddite Associates, GP	Massachusetts
Perseverance Associates, LP	California
PPCP-I Holding Co., LLC	Delaware
PPCP-II Holding, Co., LLC	Delaware
PRICOA Green Cape Company Pty Ltd.	Victoria, Australia
PRICOA Red Rocks Company Pty Ltd.	Victoria, Australia
PRICOA White Cliffs Holding Co Pty Ltd	Victoria, Australia
PRICOA White Cliffs Company Pty Ltd.	Victoria, Australia
Pru 101 Wood LLC	Delaware
PRU 3XSquare, LLC	Delaware
Pruco Life Insurance Company	Arizona
PLAZ Realty Investments, LLC	Delaware
Pruco Life Insurance Company of New Jersey	New Jersey
PLNJ Realty Investments, LLC	Delaware
Pruco Securities, LLC	New Jersey
Prudential Agricultural Property Holding Company, LLC	Delaware
Prudential Arizona Reinsurance Captive Company	Arizona
Prudential Asset Holdings - Mexico, S. de R.L. de C.V.	Mexico
Prudential Assets LLC	Delaware
Prudential Commercial Property Holding Company, LLC	Delaware
Prudential Financial Securities Investment Trust Enterprise	Taiwan, Province of China
Prudential Funding, LLC	New Jersey
Prudential Global Funding LLC	Delaware
Prudential Home Building Investment Advisers, L.P.	New Jersey
Prudential Industrial Properties, LLC	Delaware
Prudential Insurance Agency, LLC	New Jersey
Prudential Realty Securities II, Inc.	Delaware
Prudential Realty Securities, Inc.	Delaware
Prudential 900 Aviation Boulevard, LLC	Delaware
Prudential Retirement Holdings, LLC	Delaware
MC Insurance Agency Services, LLC	California
TBG Insurance Services Corporation	Delaware
Mullin TBG Insurance Agency Services, LLC	Delaware
Mullin TBG Advisory Services, LLC	Delaware
Prudential Retirement Insurance and Annuity Company	Connecticut
PRIAC Don Cesar (Cayman) Ltd.	Cayman Islands
PRIAC Property Acquisitions, LLC	Delaware
PRIAC Realty Investments, LLC	Delaware
Prince Albert Road Limited	Cayman Islands
Prudential Securities Group LLC	Delaware
Bache (Hong Kong) Holdings Limited	Hong Kong
Bache Commodities (Hong Kong) Limited	Hong Kong
Bache Overseas Funding Limited	United Kingdom
PB Financial Services, Inc.	Delaware
PBI Group Holdings Limited	United Kingdom
PBI Holdings Ltd.	United Kingdom
PBI (UK) Limited	United Kingdom

Bache Commodities Limited	United Kingdom
Prudential-Bache Limited	United Kingdom
PFDS Holdings, LLC	Delaware
P-B Finance Ltd.	Cayman Islands
Prudential Bache Asset Management, Inc.	New Jersey
Prudential Bache Commodities, LLC	Delaware
Prudential Bache Securities, LLC	Delaware
Prudential Structured Settlement Company	Delaware
Rerun Assets LLC	Delaware
Residential Services Corporation of America LLC	Delaware
Asset Disposition Trust, 1995-2	New Jersey
Securitized Asset Sales, Inc.	Delaware
The Prudential Home Mortgage Company, Inc.	New Jersey
PHMC Services Corporation	New Jersey
The Prudential Home Mortgage Securities Company, Inc.	Delaware
Strand Investments Limited	Cayman Islands
SVIIT Holdings, Inc.	Delaware
The Prudential Assigned Settlement Services Corp.	New Jersey
The Prudential Brazilian Capital Fund LP	Cayman Islands
Universal Prudential Arizona Reinsurance Company	Arizona
Washington Street Investments LLC	Delaware
Prudential IBH Holdco, Inc.	Delaware
PBT Home Equity Holdings, Inc.	Georgia
Prudential Bank & Trust, FSB	United States
Prudential International Insurance Holdings, Ltd.	Delaware
Pramerica Life S.p.A.	Italy
Pramerica Marketing S.r.l.	Italy
Pramerica Systems Ireland Limited	Ireland
Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spólka Akcyjna	Poland
Prudential Life Insurance Company of Taiwan Inc.	Taiwan, Province of China
Prudential Holdings of Japan, Inc.	Japan
The Gibraltar Life Insurance Company, Ltd.	Japan
Kyoei Brasil Companhia de Seguros	Brazil
Kyoei Centro De Check Ups Medicos LTDA	Brazil
Kyoei Do Brasil Empreendimentos Imobiliarios LTDA	Brazil
The Prudential Financial Japan Life Insurance Co., Ltd.	Japan
The Prudential Life Insurance Company, Ltd.	Japan
Prudential Seguros, S.A.	Argentina
Pruservicos Participacoes S.A.	Brazil
Dedicar Corretora de Seguros de Vida Ltda.	Brazil
Gibraltar Corretora de Seguros Ltda.	Brazil
Prudential do Brasil Seguros de Vida S.A.	Brazil
Prusub Participacoes Ltda	Brazil
The Prudential Life Insurance Company of Korea, Ltd.	Republic of Korea
Pru & Partners Co., Ltd.	Republic of Korea
Prudential International Insurance Service Company, L.L.C.	Delaware
Prudential International Insurance Investments Company, LLC	Delaware
Prudential Systems Japan, Limited ( Prudential Japan Kabushiki Kaisha)	Japan
Rockstone Co., Ltd.	Japan
Prudential International Investments Corporation	Delaware
Afore XXI, S.A. de C. V.	Mexico
DMO Mexico, S. de R.L. de C.V. (DMO)	Mexico
Grupo Financiero, S.A. de C.V.	Mexico
Prudential Apolo Servicios, S.A. de C.V.	Mexico
Prudential Seguros Mexico, S.A., Prudential Grupo Financiero	Mexico
PGLH of Delaware, Inc.	Delaware
DLF Pramerica Asset Managers Private Limited	India
DLF Pramerica Trustees Private Limited	India
PMA: Finanz-und Versicherungsmakler GmbH	Germany
pma Software + Systeme GmbH	Germany
pma: Vermogensberatung GmbH	Germany
Prudential Financial Korea, Inc.	Republic of Korea
PKHC #1, LLC	Delaware
Prudential Investment & Securities Co., Ltd	Republic of Korea
Prudential Asset Management Co., Ltd.	Republic of Korea
PKHC #2, LLC	Delaware
Pramerica Financial Asia Limited	Virgin Islands
Pramerica Asia Fund Management Limited	Hong Kong
Pramerica Group Luxembourg Holding Company S.a.r.l.	Luxembourg
Pramerica Financial Guaranty Assurance Company, S.A.	Luxembourg
Prudential International Investments Cayman	Cayman Islands
Prudential Investment Management Japan Co., Ltd.	Japan
Prudential Mexico, L.L.C.	Delaware
Prudential International Investments, LLC	Delaware
Prudential International Investments Advisers, LLC	Delaware
Prudential Japan Holdings, LLC	Delaware
Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan
Prudential Real Estate Management Co., Ltd. (Prudential Real Estate Management Yugen Kaisha)	Japan
Prudential Gibraltar Agency Co., Ltd. (Prudential Gibraltar Agency Kabushiki Kaisha)	Japan
Sanei Collection Service Co., Ltd. (Kabushi Kaisha San-ei Shuuno Service)	Japan
PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan
Satsuki Properties Co., Ltd. (Yugen Kaisha Satsuki Properties)	Japan
Prudential Management Canada Ltd.	Ontario, Canada
Prudential Real Estate and Relocation Services, Inc.	Delaware
Corporate America Realty, Inc.	New Jersey
eRealty, Inc.	Texas
Prudential Real Estate Services Company, LLC	Texas
PRICOA Consulting (Shanghai) Co., Ltd.	China
PRICOA Relocation Asia Pte. Ltd.	Singapore
PRICOA Relocation France SAS	France
PRICOA Relocation Holdings Limited	United Kingdom
Pricoa Relocation Management, Ltd.	United Kingdom
Pricoa Relocation United Kingdom Limited	United Kingdom
PRICOA Relocation Hong Kong Limited	Hong Kong
Prudential Community Interaction Consulting, LLC	Delaware
Prudential Real Estate Affiliates of Canada Ltd.	Ontario, Canada
Prudential Real Estate Affiliates, Inc.	Delaware
Prudential Realty Holding Company, Inc.	Delaware
Prudential Referral Services, Inc.	Delaware
Prudential Relocation, Inc.	Colorado
Prudential Relocation Canada, Ltd.	Canada
Prudential Relocation Ltd.	Ontario, Canada
The Relocation Freight Corporation of America	California
Prudential Relocation, S. de R.L. de C.V.	Mexico

Prudential Residential Services, Inc.	Delaware
Prudential Texas Residential Services Corporation	Texas
The Prudential Real Estate Financial Services of America, Inc.	California
Spruce Ventures, LLC	Delaware
Prudential Retirement Financial Services Holding LLC	Delaware
Global Portfolio Strategies, Inc.	Connecticut
The PSI Programs LLC	Delaware
Vantage Casualty Insurance Company	Indiana